EXHIBIT 10.1

GlenRose Instruments Inc.

4% Convertible Debentures Due 2013
Subscription Agreement

Dear Sir or Madam:

1. Subscription. The undersigned, intending to be legally bound, irrevocably subscribes for and agrees to purchase the aggregate U.S. dollar amount of the 4% Convertible Debentures Due 2013 (each a “Debenture” and collectively, the “Debentures”), of GlenRose Instruments Inc., a Delaware corporation (the “Company”), indicated on the signature page hereof, on the terms and conditions described herein and in the Debenture.

The undersigned herewith delivers to the Company the consideration (“Purchase Price”) required to purchase the Debenture subscribed for hereunder by wire transfer funds payable to: GlenRose Instruments Inc., 45 First Avenue, Waltham, MA 02451. The minimum subscription is for $500,000 unless otherwise determined in the discretion of the Company. Capitalized terms not otherwise defined in this Agreement have the meanings specified in the Debenture.

2. Company Representations, Warranties and Covenants. Except as disclosed pursuant to the Company’s publicly available reports filed with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 12, 13 and 15(d)of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company represents and warrants to the undersigned as follows as of the date hereof:

2.01 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary except where the failure to have such licenses, qualifications or authority would not have a material adverse effect on the business of the Company ("Company Adverse Effect").

2.02 Corporate Action and Valid Issuance. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Investor Rights Agreement executed as of the date hereof, the Debenture and any other agreements and instruments executed in connection herewith (collectively, the “Transaction Agreements”). All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Debentures, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated therein has been taken. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Common Stock (the “Conversion Shares”) upon conversion of the Debentures in accordance with their terms and the consummation of the other transactions contemplated herein do not require any approval of the Company’s stockholders (other than such approval as has been obtained). The Transaction Agreements have been duly executed and delivered by the Company and constitute, and all the covenants therein contained constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject only to the effect of bankruptcy, insolvency, moratorium, and similar laws affecting the rights of creditors generally. Neither the issuance of the Debentures, nor the issuance of shares of Common Stock upon the conversion of the Debentures, is subject to preemptive or other similar statutory or contractual rights and will not conflict with any provisions of any agreement or instrument to which the Company is a party or by which it is bound, including without limitation, the articles of incorporation and bylaws of the Company.

2.03 Securities Act. The Company has complied and will comply with all applicable federal and state securities laws in connection with the issuance of the Debentures and any Conversion Shares. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Debentures, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, so as to bring the issuance and sale of the Debentures or the issuance of the Conversion Shares under the registration provisions of the Securities Act or any state securities laws.

2.04 Employee Matters. Except as would not reasonably likely to result in a Company Adverse Effect, each benefit plan of the Company has been established and administered in accordance with its terms and in compliance with the applicable provisions of Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, and other applicable laws, rules and regulations. The Company and its subsidiaries are in compliance with all federal, state, local and foreign requirements regarding employment.

2.05 Capitalization; Status of Capital Stock

(a) On the date of this Agreement and immediately prior to the issuance of Debentures contemplated by this Agreement, the Company has a total authorized capitalization consisting of: (i) 10,000,000 shares of Common Stock of which 3,117,647 are issued and outstanding and (ii) 3,000,000 shares of Preferred Stock, of which none are issued and outstanding. As of the date of this Agreement and immediately prior to the issuance of Debentures contemplated by this Agreement, 700,000 shares of Common Stock have been reserved for issuance in accordance with the Company’s 2005 Stock Option and Incentive Plan. Of those shares the Company granted: (i) nonqualified options to purchase 230,000 shares of the Company’s Common Stock that are currently not exercised and (ii) 15,000 shares of restricted common stock.

(b) Schedule 2.05 sets forth the capitalization of the Company immediately following the issuance of the Debentures contemplated by this Agreement including the number of shares of the following: (i) issued and outstanding Common Stock; (ii) Common Stock reserved for issuance upon conversion of Debenture, including the names of the holders of the Debentures thereof; (iii) issued stock options, including vesting schedule and exercise price; (iv) stock options not yet issued but reserved for issuance; (v) issued and outstanding Preferred Stock; and (vi) warrants or stock purchase rights, if any. All of the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Debentures have been duly authorized, and when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued. The Company has duly reserved the Conversion Shares for issuance upon conversion of the Debentures, and the Conversion Shares, when issued and delivered upon conversion of the Debentures, will be duly authorized, validly issued and fully paid and non assessable. Except as set forth on Schedule 2.05, there are no options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by the Transaction Agreements and state and federal securities laws. No holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company, which have not been waived. The offer and sale of all shares of capital stock and other securities of the Company issued before the date hereof complied with or were exempt from all federal and state securities laws.

2.06 Government Consents and Filings. Assuming the accuracy of the representations made by the undersigned in Section 2 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

2.07 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened against the Company which individually or in the aggregate would reasonably be expected to have a Company Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or governmental agency or instrumentality and binding upon the Company that would reasonably be expected to have a Company Adverse Effect. To the Company’s knowledge, the Company is not currently subject to any investigation by any governmental body with respect to any allegation of “backdating” options granted to any employees or directors that would reasonably be expected to have a Company Adverse Effect.

2.08 Intellectual Property. Except as would not reasonably be expected to have a Company Adverse Effect: (a) the Company owns, or possesses sufficient rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the Company’s business as now conducted and as presently proposed to be conducted (collectively, “Company Intellectual Property”) necessary for the conduct of its business as currently conducted; (b) to the Company’s knowledge, the use by the Company of any Company Intellectual Property used in the conduct of the Company’s business as currently conducted does not infringe on or otherwise violate the rights of any person; (c) the use of any licensed Company Intellectual Property by the Company is in accordance with applicable licenses pursuant to which the Company acquired the right to use such Company Intellectual Property and (d) to the knowledge of the Company, no person is challenging, infringing on or otherwise violating any right of the Company with respect to any Company Intellectual Property owned by and/or exclusively licensed to the Company.

2.09 Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of its articles of incorporation or bylaws, (b) of any instrument, judgment, order, writ or decree, or (c) under any agreement to which it is a party or by which it is bound, or of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a Company Adverse Effect.

2.10 Absence of Liens. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

2.11 Tax Returns and Payments. There are no federal, state, county, local or foreign taxes dues and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

2.12 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Company Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.13 No Brokers or Finders. No person other than Ladenburg Thalman & Co. Inc. has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company.

2.14 SEC Reports; Financial Statements. The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC (the “SEC Reports”) since November 2006. The information contained or incorporated by reference in the SEC Reports was true and correct in all material respects as of the respective dates of the filing thereof with the SEC (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing); and, as of such respective dates, the SEC Reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the SEC Reports, as of their respective dates, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. The financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods therein specified (except as otherwise noted therein, and in the case of quarterly financial statements except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments). Except as disclosed in the SEC Reports, the Company and its Subsidiaries have not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of the Company and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (i) liabilities incurred in the ordinary course of business since October 1, 2006, and (ii) liabilities that would not reasonably be expected to have a Company Material Adverse Effect.

2.15 Absence of Changes. Since March 30, 2008, there have not been any changes, circumstances, conditions or events which individually or in the aggregate have had or would reasonably be expected to have a Company Material Adverse Effect.

2.16. Officers’ Conversion of Debt. Immediately prior to the execution of this Agreement, all officers, directors, managers and affiliates of the Company who had outstanding loans to the Company converted all such loans into the same Debentures and each such persons has executed an Investors Rights Agreement with the same “lockup” provision to which the undersigned has agreed.

3. Investor Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Company as follows as of the date hereof:

(a) The undersigned is acquiring the Debenture for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Debenture or any shares of the Company’s Common Stock, par value $0.01 per share, issued upon conversion of the Debenture (the “Underlying Shares”)(the “Debenture and the Underlying Shares are collectively referred to herein as the “Securities”), and no other person has a direct or indirect beneficial interest in the Securities;

(b) The undersigned acknowledges its understanding that the offering and sale of the Debentures is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Sections 4(2) of the Securities Act and Rule 505 of Regulation D (“Regulation D”) promulgated thereunder and Section 4(6) of the Securities Act, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Debenture.

(c) The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act;

(d) The undersigned:

(1) The undersigned understands and has evaluated the risks of a purchase of the Debenture;

(2) has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Debentures, and has been given the opportunity to obtain such information as the undersigned has deemed necessary regarding the Company, the Debenture or the Underlying Shares to the extent that the Company possesses such information or can acquire it without unreasonable effort;

(3) has not relied on any oral representation, warranty or information in connection with the offering of the Debentures by the Company, or any officer, employee, agent or affiliate of the Company;

(4) has determined that the Debenture is a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s investment therein;

(5) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Debenture;

(e)If the undersigned is a corporation, limited liability company, partnership, trust, qualified plan or other entity, it is authorized and qualified to become a holder of the Securities, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

(f) Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of the Debenture, the undersigned will immediately furnish such revised or corrected information to the Company;

(g) The foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Debenture is issued;

(h) The undersigned acknowledges that the undersigned has not purchased the Debenture as a result of any general solicitation or general advertising; and

(i) The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Debenture and will not cause such overall commitment to become excessive.

4. Investor Awareness. The undersigned acknowledges that:

(a) No federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this investment;

(b) There is no established market for the Securities of and no assurance has been given that any public market for them will develop;

(c) The Securities may not be sold, pledged or otherwise transferred, except as may be permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the undersigned may be required to bear the financial risks of an investment in the Securities for an indefinite period of time;

(d) The undersigned consents to (i) the placing of a legend substantially in the form set forth below on the certificates representing the Underlying Shares stating that the Underlying Shares have not been registered and setting forth the restriction on transfer contemplated hereby, and (ii) the placing of a stop transfer order on the books of the Company with respect to the Securities.

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act.

The shares represented by this certificate are also subject to the provisions of a certain Investor Rights Agreement dated ___________, 2008 and may not be transferred except in accordance with the provisions of that agreement.”

5. Miscellaneous.

(a) Indemnity by Investor. The investor agrees to indemnify and hold harmless the Company, its affiliates, directors, officers, employees, agents and controlling persons (the Company and each such person being a “Company Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Company Indemnified Party may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

(b) Indemnity by the Company. The Company agrees to indemnify and hold harmless the undersigned, its affiliates, directors, officers, employees, agents and controlling persons (the undersigned and each such person being an “Investor Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Investor Indemnified Party may become subject arising out of or resulting from (1) any inaccuracy or breach of the Company’s representations and warranties in this Agreement or (2) the Company’s breach of agreements or covenants made by the Company in this Agreement or (3) any action, suit, proceeding or investigation by any governmental entity or any other person relating to this Agreement or the transactions contemplated hereby.

(c) Modification. Except as otherwise provided herein, neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, covenants, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(e) Entire Agreement. This instrument contains the entire agreement of the parties and there are no representations, warranties, acknowledgments, covenants or other agreements except as stated or referred to herein.

(f) Assignability. This Agreement is not transferable or assignable by the undersigned.

(g) Governing Law and Forum. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Agreement shall be adjudicated before a court located in Middlesex County, Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in Boston, Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company. In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action. The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement or the Holder’s purchase of the Shares.

(h) Expenses and Other Rights. The Company shall pay reasonable out-of-pocket fees and expenses up to $15,000 incurred by the undersigned in connection with the Transaction Agreements. The Company agrees that if it enters into an agreement in connection with the Debentures with another investor that provides for a material economic benefit or material right that is not provided to the undersigned in the Transaction Agreements, the undersigned shall be automatically entitled to such material economic benefit or right without the execution of any amendment to the Transaction Agreements.

[The balance of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this ___ day of _____, 2008.

Manner in which Title is to be held (Please Check One):

1.	___	Individual
2.	___	Joint Tenants With Right of Survivorship
3.	___	Community Property
4.	___	Tenants in Common
5.	___	Married with Separate Property

EXECUTION BY NATURAL PERSONS

Exact Name(s) in Which Title is to be Held
(If Joint Tenant or Tenants in Common, both persons must
sign and this page must contain all information for both persons).

___________________________________	___________________________________
Signature	Signature

___________________________________	___________________________________
Name (Please Print)	Name (Please Print)

__________________________________	__________________________________
Residence: Number and Street	Residence: Number and Street

___________________________________	___________________________________
City, State, Zip Code	City, State, Zip Code

___________________________________	___________________________________
Social Security Number	Social Security Number

___________________________________
Telephone Number

___________________________________
Email

Accepted this ___ day of _____ 2008, on behalf of the Company

GLENROSE INSTRUMENTS INC.

By: __________________________

Name: Anthony S. Loumidis
Title: Chief Financial Officer

EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Limited Liability Company, Partnership, Trust, Etc.)

______________________________________________
Name of Entity (Please Print)

Date of Incorporation or Organization: _____________________________________________________

State of Principal Offices: ______________________________________________________________

Federal Taxpayer Identification Number: ___________________________________________________

By:	__________________________________

Title:	__________________________________

Address:	__________________________________

_________________________________________

_________________________________________

_________________________________________
Taxpayer Identification Number

Accepted this ___ day of _____ 2008, on behalf of the Company

GLENROSE INSTRUMENTS INC.

By: ___________________________

Name: Anthony S. Loumidis
Title: Chief Financial Officer

ACCREDITED INVESTOR QUESTIONNAIRE

Please check the box below that best characterizes the person or entity subscribing for the Shares under the terms of the foregoing Subscription Agreement.

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US $1,000,000;

☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of US $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐
Any trust with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐	Any entity in which all of the equity owners are accredited investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐
Any bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐	Any insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐
Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed US $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	None of the above.

Name of Subscriber:	_____________________________

Social Security Number / TIN:	_____________________________